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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Adaptec, Inc. on Form S-4 of our report on Cogent Data Technologies, Inc. dated May 19, 1996 for the year ended March 31, 1996, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/  Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Seattle, Washington
July 16, 1996